UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Plans.

At the 2007 Annual Meeting of Shareholders of First United Corporation (the “Corporation”) held on April 24, 2007, shareholders approved the adoption of the First United Corporation Omnibus Equity Compensation Plan (the “Plan”). The Plan was approved by the Corporation’s Board of Directors on November 15, 2006, but it was not effective unless and until it was also approved by shareholders. The effective date of the Plan is April 24, 2007. The material terms of the Plan were discussed in detail in “Proposal 2”, beginning on Page 21, of the Corporation’s 2007 definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2007, which discussion is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1.	First United Corporation Omnibus Equity Compensation Plan (incorporated by reference to Appendix B of the Corporation’s 2007 definitive proxy statement filed on March 23, 2007).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: April 25, 2007	By:	/s/ Robert W. Kurtz
Robert W. Kurtz
President/Chief Risk Officer

EXHIBIT INDEX

Exhibit	Description

10.1	First United Corporation Omnibus Equity Compensation Plan (incorporated by reference to Appendix B of the Corporation’s 2007 definitive proxy statement filed on March 23, 2007).